Exhibit 99.2

                             SUBSCRIPTION AGREEMENT
                             ----------------------


Pioneer Commercial Funding Corp.
6660 Reseda Blvd.
Reseda, California 91335

Ladies and Gentlemen:

     The undersigned ("Investor") hereby tenders its subscription for the securities of Pioneer Commercial Funding Corp., a New York corporation (the "Corporation"), set forth on Schedule 1 annexed hereto (the "Securities") for the purchase price set forth on such Schedule. The Securities shall consist of
(i) the number of shares of the Corporation's common stock, par value $0.01 per share (the "Common Stock"), set forth on Schedule 1, (ii) the promissory note of
                                         ----------
the Corporation, convertible into shares of Common Stock in accordance with the terms thereof, a form of which is annexed hereto as Exhibit A (the "Note"), and
                                                    ---------
(iii) the shares of Common Stock issuable upon conversion of the Convertible Note (the "Conversion Shares").


                                    SECTION I

                         PURCHASE AND SALE OF SECURITIES
                         -------------------------------

     1.1 Subscription Payment. As full payment for and in satisfaction of this
         --------------------
subscription, simultaneously with the execution hereof, the Investor is delivering herewith certified checks payable to the order of the Corporation or a wire transfer of immediately available funds to accounts specified by the Corporation in the amounts set forth in Schedule 1 (the "Subscription Price").
                                        ----------
Receipt of the Subscription Price is hereby acknowledged by the Corporation.

     1.2 Delivery by, or at the request of, the Corporation. Upon receipt of
         --------------------------------------------------
payment therefor, the Corporation is hereby issuing and delivering to the Investor the Securities.


                                   SECTION II

                REPRESENTATIONS AND WARRANTIES OF THE CORPORATION
                -------------------------------------------------

     The Corporation represents and warrants to the Investor that:

     2.1 Due Authorization. The execution, delivery and performance of this
         -----------------
Agreement by the Corporation have been duly authorized by all required corporate action on the part of the Corporation. This Agreement constitutes the valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and by equitable principles of general application which may limit the availability of certain equitable remedies, such as specific performance. The shares of Common Stock being subscribed for hereunder have been duly authorized and upon payment of the Subscription Price therefor, shall be validly issued, fully paid and non-assessable. The Investor acknowledges that the Corporation does not presently have sufficient authorized and unreserved shares of Common Stock for issuance of the Conversion Shares to the Investor upon conversion of the Note. The Corporation undertakes to take such actions as shall be necessary or appropriate to call a meeting of stockholders no later than six (6) months from the date hereof to approve an amendment to the Certificate of Incorporation of the Corporation to increase the number of authorized shares of the Corporation to an amount sufficient to enable the Corporation to issue the Conversion Shares.

     2.2 Organization and Authority. The Corporation is duly organized, validly
         --------------------------
existing and in good standing under the laws of the state of incorporation and has all requisite corporate power and authority to own its properties and to carry on its business as currently conducted.

     2.3 No Violations. The Corporation is not in violation or default under,
         -------------
nor will its execution, delivery and performance of this Subscription Agreement and the offering hereunder result in a violation of or constitute a default under, (a) subject to Section 2.1 hereof, the Certificate of Incorporation or By-Laws of the Corporation or (b) any material instrument of indebtedness, mortgage or security agreement, lease or other agreement or instrument to which the Corporation is a party or by which it or any of its properties may be bound, except such violations or defaults which would not have a material adverse effect on the business or financial condition of the Corporation.

     2.4 Exemption From Registration. The offer and sale of the Securities in
         ---------------------------
accordance with the terms of this Subscription Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act") by reason of the exemption afforded by Section 4(2) of the Act and the rules and regulations of Regulation D promulgated thereunder.

                                   SECTION III

                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR
                 ----------------------------------------------

     The Investor represents and warrants to the Corporation that:

     3.1 Investment Intent. The Investor is purchasing the Securities for its
         -----------------
own account for investment, and not with a view to, or for sale in connection with, the distribution of the Securities nor with any present intention of selling or otherwise disposing of all or any part of the Securities. The Investor hereby acknowledges its understanding that the Securities are not being registered under the 1933 Act on the grounds that the issuance and sale of the Securities to the Investor are exempt under Section 4(2) of the 1933 Act and Regulation D as not involving a public offering, and that there will be no public market for the Securities or the underlying securities comprising the Securities. The Investor is aware that the Securities and the underlying securities must be held indefinitely unless they are subsequently registered or an exemption from such registration is available and that the Corporation is under no obligation to register the Securities or the underlying securities nor does it presently have any intention to do so. The Investor is aware that an exemption from the registration requirements of the 1933 Act pursuant to Rule 144 promulgated thereunder ("Rule 144") is not presently available; that the Corporation has not covenanted to make such Rule available for resales of the Securities; and that if an exemption under Rule 144 were available, such Rule permits only routine sales of securities in limited amounts in accordance with the terms and conditions of that Rule. The Investor further acknowledges its understanding that the Corporation's reliance on such exemption under Section 4(2) and Regulation D is, in part, based upon the foregoing representations, warranties and agreements by the Investor and that the statutory basis for such exemption would not be present if, notwithstanding such representations, warranties and agreements, the undersigned were acquiring the Securities for resale on the occurrence or non-occurrence of some predetermined event. In order to induce the Corporation to accept the Investor's subscription for the Securities subscribed for hereby, it is agreed that the Corporation shall not have any obligation to recognize the ownership, beneficial or otherwise, of such Securities by anyone but the Investor.

     3.2 Suitability as an Investor. The Investor, together with its investment
         --------------------------
advisor, if any, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of the Investor's investment in the Securities; the Investor has the ability to bear the risk of loss of the Investor's entire investment in the Corporation; the Investor's investment in the Securities does not represent a material investment when compared to the Investor's total financial capacity; and the Investor has the capacity to protect the Investor's own interests in connection with the transactions contemplated by this Agreement.

     3.3 Accredited Investor. The Investor is an "Accredited Investor" as that
         -------------------
term is defined in Rule 501(a) of Regulation D ("Regulation D") promulgated under the 1933 Act (and/or as defined by any applicable state securities law).

     3.4 Nature of Investment. The Investor understands that the Common Stock
         --------------------
(including the Common Stock underlying the Note) comprising part of the Securities have not been registered under applicable state or Federal securities laws by reason of certain exemptions from the registration provisions thereof which depend upon, among other things, the bona fide nature of the Investor's representations and investment intent as expressed herein, including, but not limited to, the Investor's representation made in the Accredited Investor Questionnaire incorporated herein by reference that it is an "Accredited Investor", as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act.

     3.5 Requisite Authority. All action on the part of the Investor necessary
         -------------------
for the acquisition of the Securities and the consummation of the transactions contemplated herein has been duly and validly taken, and this Agreement is a valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and by equitable principles of general application which may limit the availability of certain equitable remedies, such as specific performance.

     3.6 Risk Factors.
         ------------

          3.6.1 The Investor understands that the Common Stock (including the Common Stock issuable upon conversion of the Note) may not be sold or transferred unless subsequently registered under the 1933 Act and any applicable state securities laws or unless the Corporation receives an opinion of counsel satisfactory to the Corporation stating that such sale or transfer is exempt from registration.

          3.6.2 The Investor has had the opportunity to ask questions of, and receive answers from, the Corporation (or its executive officers or other persons acting on its behalf) regarding the terms and conditions of this Agreement, and other documents and materials, and the transactions contemplated thereby, as well as the affairs of the Corporation and related matters, and is thoroughly familiar with the Corporation, its business, operations and financial condition.

          3.6.3 No representations or warranties have been made to the Investor, or to its advisors, by the Corporation or its officers, directors, employees or representatives with respect to the business of the Corporation, the financial condition of the Corporation, and/or the economic, tax or other aspects or consequences of a purchase of the Securities, and the Investor agrees that it has not relied on any information other than that contained in the Corporation's Prospectus, dated August 12, 1996, and the reports of the Corporation filed with the Securities and Exchange Commission (the "Commission"), which documents are listed in Schedule 2 annexed hereto, including the exhibits and schedules thereto, copies of which have previously been delivered to the Investor (collectively, the "Information"), and agrees that no oral representations have been made or oral information furnished to the Investor or its advisor(s) in connection with the offering of the Securities which were in any way inconsistent with the foregoing.

          3.6.4 The Investor understands that the subscription for Securities has not been approved or disapproved by the Commission or any state securities commission nor has the Commission or any state securities commission passed upon the accuracy or adequacy of the subscription or the fairness of the subscription. Any representation to the contrary is unlawful.

          3.6.5 The Investor is authorized and otherwise duly qualified to purchase and hold the Securities, has its principal place of business as set forth on the signature page hereof, and has not been formed for the specific purpose of acquiring the Securities (unless all of its equity owners qualify as accredited individual investors). The individual signing the Agreement on behalf of the Investor is duly authorized to sign this Agreement, the Purchaser Questionnaire, and any other document or instrument requested by the Corporation and by signing such documents or instruments shall bind the Investor.

          3.6.6 The representations, warranties and agreements contained herein shall survive the delivery of, and payment for, the Securities.


                                   SECTION IV

                            COVENANTS OF THE INVESTOR
                            -------------------------

     The Investor hereby agrees and covenants as follows:

     4.1 The Investor will not transfer or assign this subscription, the Securities, the underlying securities or any interest therein, if and to the extent this subscription is accepted, in the absence of an effective Registration Statement under the 1933 Act or an opinion of counsel to the Corporation that an exemption from registration under the 1933 Act and any applicable state securities law is available for such assignment and transfer.

     4.2 Except as otherwise specifically agreed, the Investor is not entitled to cancel, terminate or revoke this Subscription Agreement or any other agreements of the Investor executed in connection herewith, and this Subscription Agreement and such other agreements are coupled with an interest and shall survive the bankruptcy, insolvency, dissolution or other termination of the Investor.

                                    SECTION V

                                  MISCELLANEOUS
                                  -------------

     5.1 Notices. All notices or other communication required or permitted to be
         -------
given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Corporation, at the address set forth above, or (b) if to the Investor, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 6.1). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof except for a notice changing a party's address, which shall be deemed given at the time of receipt thereof.

     5.2 Entire Agreement. This Agreement constitutes the entire agreement of
         ----------------
the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by a written agreement signed by the party against whom such modification, amendment or termination is sought.

     5.3 Unenforceability. If any provision of this Agreement, or portion
         ----------------
hereof, shall be held invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall attach only to such provision, or portion thereof, and shall not in any manner affect or render invalid or unenforceable any other provision, or portion thereof.

     5.4 Further Assurances. Each party hereto shall cooperate and shall take
         ------------------
such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement.

     5.5 Execution in Counterparts. This Agreement may be executed in
         -------------------------
counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.

     5.6 Assignability; Binding Agreement. This Agreement and the rights and
         --------------------------------
obligations hereunder are not transferable or assignable by the Investor without the prior written consent of the Corporation. Except as otherwise set forth herein, this Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and permitted assigns of the parties hereto.

     5.7 Governing Law. This Agreement shall be governed by, and construed in
         -------------
accordance with, the laws of the State of New York.

     5.8 Captions. The section and other captions contained herein are for
         --------
reference purposes only and shall not affect the meaning or interpretation of this Agreement.

Dated: February 19, 1997

                                              INVESTOR:

                                              LEEDAN INTERNATIONAL HOLDINGS B.V.



                                               By:  /s/ M. Albert Nissim
                                                    ----------------------------

                                                    Signature of Investor


                                               M. A. Nissim, Managing Director
                                               ---------------------------------
                                               Print or Type Name and Address

                                               If signing on behalf of an
                                               entity, print or type
                                               capacity in which signing
                                               (e.g., president of
                                               corporation, partner of
                                               general partnership, etc.).

                                               Taxpayer Identification or Social
                                               Security Number of Investor:



NOTE: AN INVESTOR'S SIGNATURE MUST BE ACKNOWLEDGED BY A NOTARY PUBLIC IN THE FOLLOWING PAGES AT THE PLACE DESIGNATED "ACKNOWLEDGMENT FOR INDIVIDUAL," "ACKNOWLEDGMENT FOR CORPORATION" OR "ACKNOWLEDGMENT FOR PARTNERSHIP," WHATEVER IS APPLICABLE.

ACKNOWLEDGED AND AGREED:

PIONEER COMMERCIAL FUNDING CORP.


By: /s/ M. Albert Nissim
    --------------------

Name:  M. Albert Nissim
       --------------------

Title: President
       --------------------

                          Acknowledgment for Individual
                          -----------------------------


STATE OF                   )
                           ) ss.:
COUNTY OF                  )


           On the _____ day of _______________, 1997, before me personally came ___________________________, residing at ________________________________, to me known to be the individual described in and who executed the foregoing Subscription Agreement, and acknowledged that (s)he executed the same.


                                                   ----------------------------
                                                   Notary Public






                         Acknowledgment for Corporation
                         ------------------------------


STATE OF NY       )
         --       ) ss.:
COUNTY OF NY      )
          --

           On the 19th day of February, 1997, before me personally came
                  ----        --------
M. A. Nissim, to me known, who, being by me duly sworn, did depose and say
------------
that (s)he resides at ____________________________, that (s)he is the
_______________________________ of ______________________________, the
corporation described in and which executed the foregoing Subscription Agreement; and that (s)he signed (his)(her) name thereto by like order.


                                           /s/ Helena P. Lee
                                           ------------------------------------
                                           Notary Public

                                           Helena P. Lee
                                           Notary Public, State of New York
                                           No. 31-5003697
                                           Qualified in New York County
                                           Commission Expires 10/26/98

                                   SCHEDULE 1
                                   ----------

                             Purchased Securities
                             --------------------

1.       Common Stock
         ------------

         Number of shares of Common Stock subscribed for:           1,375,000

         Subscription price per share:                                  $1.00

         Aggregate subscription price for Common Stock:            $1,375,000


2.       Convertible Note
         ----------------

         Principal Amount:                                         $1,125,000

         Issue Price:                                              $1,125,000


3.       Total subscription price for Securities:                  $2,500,000

                                   SCHEDULE 2
                                   ----------

                        Information Delivered to Investor
                        ---------------------------------



     Corporation's Prospectus, dated August 12, 1996.

     Corporation's Quarterly Report on Form 10-QSB for fiscal quarter ended September 30, 1996.

     Corporation's Quarterly Report on Form 10-QSB for fiscal quarter ended December 31, 1996.

     Report on Form 8-K, dated February 6, 1997, re: proposed private placement, including letter agreement of January 29, 1997 annexed as exhibit.